Exhibit 10.ii.g

AGREEMENT

By these presents, the parties below, namely:

(1)	CARGILL AGRÍCOLA S.A., a limited liability corporation with principal offices at Avenida Morumbi, 8234, city of São Paulo, state of São Paulo, CNPJ/MF no. 60.498.706/0001-57, here represented by its undersigned legal representatives and hereinafter simply called “Cargill”, and

(2)	MOSAIC FERTILIZANTES DO BRASIL S.A., a limited liability corporation with principal offices at Avenida Morumbi, 8234, 3º andar, city of São Paulo, state of São Paulo, CNPJ/MF no. 61.156.501/0001-56, here represented by its undersigned legal representatives and hereinafter simply called “Mosaic”;

Cargill and Mosaic will hereinafter be called individually and without distinction “Party” and jointly “Parties;

WHEREAS:

(A)	In the performance of its activities, Cargill is entitled to purchase soybeans from farmers anywhere within Brazilian territory (“Territory”);

(B)	In the performance of its activities, Mosaic is entitled to sell fertilizers to farmers within the Territory;

(C)	The Parties may have common customers and in light of this fact they wish to agree that Cargill, upon request by and consent of its customers, may transfer to Mosaic all or part of the prepayment agreed with such farmers for the purchase of their soybeans, in order to pay the debts these farmers may have with Mosaic;

The Parties hereby execute this agreement, which will be governed by the following clauses and conditions.

1.	By these presents and in strict compliance with applicable laws, the Parties agree that if in the performance of their activities they find any common customers, Cargill will transfer to Mosaic, always following request by and consent of such customers, all or part of the amount equivalent to the prepayment Cargill has agreed with such customers for the acquisition of soybeans, in accordance with the amount of such prepayment the customers authorize for transfer to Mosaic.

2.	Once Cargill pays this amount to Mosaic, as provided in the previous item, Mosaic, if requested by the customer, will provide to the customers the documents certifying that the fertilizers have been duly paid.

3.	It is hereby agreed that the customer will be solely responsible for delivering the soybeans to Cargill, meaning that in the event the customer defaults on the delivery of the soybeans to Cargill, Mosaic will not be obliged to refund Cargill of any amounts paid under Clause 1 above.

4.	It is hereby agreed that Cargill will comply with the provisions of Clause 1 only after Cargill’s customers meet all requirements demanded by Cargill for the prepayment of soybeans, and only after such customers request and authorize such prepayment to be transferred to Mosaic.

5.	This agreement will remain in effect for an open term and may be cancelled by any of Parties upon written notice to the other Party ninety (90) days in advance.

6.	If one or more of the provisions contained herein are considered invalid, illegal or unenforceable for any reason whatsoever, the validity, legality or enforcement of the remaining provisions herein will not under any aspect be affected or harmed by such fact. The Parties will negotiate in good faith the substitution of the invalid, illegal or unenforceable provisions for other valid provisions whose economic effect is as close as possible to that of the invalid, illegal or unenforceable provisions.

7.	The Parties must mutually preserve the confidentiality of the terms agreed hereunder and will not disclose such terms to any third parties without the express consent from the other Party.

8.	This Agreement supersedes and substitutes any other verbal or written agreement between the Parties in regard to the subject matter thereof.

9.	It is hereby agreed that in the event any of the Parties hereto waives any right hereunder, such waiver will not be considered novation and/or transaction, and all obligations undertaken by the other Party will remain in full effect.

10.	Any and all notices, communications and notifications related to this Agreement must be made in writing and will be sent to the addresses listed in the preamble hereof.

11.	The Foro da Comarca da Capital do Estado de São Paulo will be the sole jurisdiction to address any doubts arising hereunder.

In witness whereof the Parties execute this Agreement in two copies of equal form and content, in the presence of the two undersigned witnesses.

São Paulo, 31 May 2005

[signature]

CARGILL AGÍCOLA S.A.

José L. Glaser

[signature]

Ricardo Nascimbeni

[signature]

MOSAIC FERTILIZANTES DO BRASIL S.A.

Richard Neil McLellan

RNE: V367574-1

CPF: 230.051.088-05

[signature]

Edvaldo Gonçalves da Silva

RG: 2771526 SSP/MG

CPF: 435.176.176-87

[signature]

E. Teixeira

Legal Department

[signature]

[illegible]

WITNESSES

[signature]

Name: Liliana N. de Jesus

RG: 22.397.720-2

[signature]

Name: Rosemeire Ferrari

RG: 16.492.107

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